PIONEER
                                  -------------
                                    EMERGING
                                     GROWTH
                                      FUND

                                     Annual
                                     Report

                                     3/31/03

                                     [LOGO]

Table of Contents
------------------------------------------------

 Letter to Shareowners                         1

 Portfolio Summary                             2

 Performance Update                            3

 Portfolio Management Discussion               4

 Schedule of Investments                       7

 Financial Statements                         14

 Notes to Financial Statements                18

 Report of Independent Auditors               23

 The Pioneer Family of Mutual Funds           24

 Trustees, Officers and Service Providers     25

Pioneer Emerging Growth Fund

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LETTER TO SHAREOWNERS 3/31/03
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
World events drove markets early this year. Uncertainty over war in Iraq brought steep declines in equities and a continued flight to bonds, especially government issues. Stocks rallied when the war began, sagged for a time, then rose modestly as the successful military campaign wound down.

Investors soon turned their attention to domestic concerns, not all of them tied to the war: sagging consumer confidence, rising unemployment made worse by call-ups of reservists and the uncertain outlook for corporate earnings. In addition, a long, harsh winter hampered economic activity, as did the high prices Americans were paying to power their cars, homes and businesses.

The Federal Reserve Board appears committed to keeping interest rates low to prevent the economy from slumping further. A weaker U.S. dollar may also act as a stimulus, as American export goods become more affordable for overseas buyers.

Independent research remains the key

Pioneer is not in the business of forecasting economic trends or predicting geopolitical events. Our focus remains, as it has for over 75 years, on intensive analysis of hundreds of companies to find the best values for our shareowners; this slow economic period has brought many valuations to what we believe are attractive levels. Our managers and analysts are concentrating on companies with demonstrably strong finances and positive prospects. Financially strong companies have greater potential to prosper when the economy eventually rights itself. Pioneer's fixed-income experts are also finding bonds, both here and overseas, that offer good current yields and the potential for higher prices.

Overall, we are taking a cautious approach, with somewhat greater emphasis on growth than was the case a few months ago; that's because we expect the economy to regain strength later this year. Our ability to uncover solid value is supported by expanded research capabilities, both in the U.S. and in the overseas offices of UniCredito Italiano, S.p.A., our parent organization.

Consult a trusted advisor

It's tempting to change course in turbulent times while world news dominates our consciousness. But timing the market - moving in and out with short-term factors
- can be costly in terms of lost opportunities; there's no predicting when a rebound might begin. You can temper that risk by relying on dispassionate professional advice. So invest the time it takes to meet with a trusted financial advisor who brings the dual advantages of knowledge and experience to the table.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ John A. Carey

John A. Carey
Executive Vice President
Director of Portfolio Management U.S.


                                                                               1
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Pioneer Emerging Growth Fund

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PORTFOLIO SUMMARY 3/31/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

U.S. Common Stocks            99.2%
Temporary Cash Investment      0.8%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Health Care                    29%
Information Technology         29%
Consumer Discretionary         10%
Financials                     10%
Industrials                     8%
Consumer Staples                6%
Energy                          6%
Materials                       2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

    1.   Maxim Integrated Products              2.20%
    2.   Take-Two Interactive Software, Inc.    2.04%
    3.   Chico's FAS, Inc.                      1.83%
    4.   Scios, Inc.                            1.68%
    5.   Pharmaceutical Resources Inc.          1.62%
    6.   Doral Financial Corp.                  1.62%
    7.   Pediatrix Medical Group, Inc.          1.53%
    8.   Caremark Rx, Inc.                      1.52%
    9.   Biovail Corp. International            1.52%
   10.   Anthem, Inc.                           1.51%

Fund holdings will vary for other periods.


2
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Pioneer Emerging Growth Fund

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PERFORMANCE UPDATE 3/31/03                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        3/31/03   8/22/02
                 $9.24     $10.00

Distributions per Share   Income      Short-Term      Long-Term
(8/22/02 - 3/31/03)       Dividends   Capital Gains   Capital Gains
                          $  -        $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Growth Fund at public offering price, compared to that of the Russell 2500 Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of March 31, 2003)

                 Net Asset   Public Offering
Period             Value          Price*
Life-of-Fund
(8/22/02)          -7.60%        -12.91%
--------------------------------------------------------------------------------

* Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Value of $10,000 Investment*

[DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                                        8/31/02             3/31/03
Pioneer Emerging Growth Fund*            $9,425   $8,593     $9,285
Russell 2500 Growth Index               $10,000   $9.244     $9.689

   The Fund's investment advisor, Pioneer Investment Management, Inc., reduced its management fee and subsidized other Fund expenses; otherwise, returns would have been lower.

+ Index comparison begins on August 30, 2002. The Russell 2500[RegTM] Growth Index contains the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values than those in the Russell 2500 Value Index. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

   The performance table and graph do not reflect the deduction of taxes and fees that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Emerging Growth Fund

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PORTFOLIO MANAGEMENT DISCUSSION 3/31/03
--------------------------------------------------------------------------------

Hindered by uncertainty over the timing and course of the war with Iraq and slower-than-anticipated economic growth, growth stocks struggled in the months since Pioneer Emerging Growth Fund began operations on August 22, 2002. In the following interview, Eric Weigel discusses the strategy of the Fund and the factors that influenced performance since its inception. Mr. Weigel is the Fund's day-to-day manager.

Q:  How did the Fund perform since its inception?

A: Pioneer Emerging Growth Fund had a total return of -7.60% at net asset value for the period from August 22, 2002 through March 31, 2003. From August 30, 2002 through March 31, 2003, the Russell 2500 Growth Index had a return of -5.26%.

Q:  What factors most affected Fund performance?

A: Because of economic and geopolitical uncertainties, the investment environment has been very difficult since we started this Fund. In the weeks before and shortly after the Fund was launched, domestic equity funds experienced extremely heavy outflows. But, for this Fund, the timing of its introduction was the main reason for underperformance. The Fund was launched on August 22, which turned out to be a peak for the market. However, for the six months from September 30, 2002 through March 31, 2003, the Fund had a positive total return of 8.07%, compared to a 4.81% return for the Russell 2500 Growth Index.

Q: How would you describe the overall investment environment of the past several months?

A: As I mentioned, the market peaked in August, then went down. But, in the fourth quarter, the market first rallied, then declined in November and December. So, we've had extremely volatile markets with sharp rallies and periods when stocks gave up a lot of ground. The volatile market environment continued from mid-January to mid-March, as investors' uncertainty about the economy and the war increased. Some of that uncertainty has obviously gone away, given the progress of the war. But the key stumbling block for stocks remains; that is, the uncertain economy and the outlook for corporate earnings.

Pioneer Emerging Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:  What is your investment approach?

A: This is a fairly aggressive, very diversified fund. Its orientation is toward mid- and small-cap companies. We try to look for somewhat undiscovered companies that we believe have the potential for above-average earnings and revenue growth. We then buy a basket of these undiscovered companies.

Q:  What are your biggest industry and stock weightings now?

A: Health care is the largest weighting, followed by technology. Within health care, our largest positions include: Anthem, Inc., a health benefits company; Pharmaceutical Resources and Scios, two biotechnology companies; and Taro Pharmaceutical. In technology, the largest holdings are: Maxim Integrated Products, a semiconductor company; Take-Two Interactive Software, which makes software for video games; and Citrix Systems, a software company. Other leading holdings include: Chico's, a chain of clothing stores; Doral Financial; and Panera Bread Company, a retail bakery-cafe company.

Q:  What helped and hurt performance?

A: Chico's made a positive contribution, as did PF Chang's China Bistro, and Panera Bread. Abercrombie & Fitch performed well, too. After declining for a while, the company's sales seem to have recovered. The Fund's exposure to technology, which was larger than that of the index, also helped. In this sector, Citrix Systems, Maxim, Numeric Semiconductor, and QLogic, a semiconductor company contributed to performance. We think these companies stand to benefit from a gradual improvement in the technology environment. Many businesses postponed technology purchases due to the war but, with the war winding down, we think new orders will come through. Also, we think investor expectations for many companies are still quite low, and so any time companies beat expectations their stocks should do well.

    On the negative side, the performance of our energy holdings was disappointing. Spinnaker Exploration, Kerr-McGee and Talisman, a Canadian oil and gas company all underperformed. Our health care stocks as a group performed fairly well, but we did have some underperformers, such as Shire Pharmaceuticals.

Pioneer Emerging Growth Fund

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PORTFOLIO MANAGEMENT DISCUSSION 3/31/03                            (continued)
--------------------------------------------------------------------------------

Q:  What is your investment outlook?

A: Our outlook is cautious. The economic climate for the year is still uncertain, even with a positive outcome of the war with Iraq. Also, we think earnings expectations are still too high. But we do think the economy should start to gain momentum later in the year, probably in the fourth quarter. We also think there are good opportunities in the small- to mid-cap area in which the Fund invests. Many of these companies have interesting products or services and, as the economy recovers, we think they have the potential to grow much faster than some of the large-cap companies.


6
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Pioneer Emerging Growth Fund

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SCHEDULE OF INVESTMENTS 3/31/03
--------------------------------------------------------------------------------

Shares                                                            Value
           COMMON STOCKS - 99.2%
           Energy - 5.4%
           Oil & Gas Drilling - 2.7%
   100     Camco International, Inc.*                          $  4,951
   150     ENSCO International, Inc.                              3,827
   450     Grant Prideco Inc.*                                    5,427
   100     Weatherford International, Ltd.*                       3,777
                                                               --------
                                                               $ 17,982
                                                               --------
           Oil & Gas Exploration & Production - 2.7%
   100     EOG Resources, Inc.                                 $  3,956
   100     Kerr-McGee Corp.                                       4,061
   200     Ocean Energy Inc.                                      4,000
   100     Spinnaker Exploration Co.*                             1,942
   100     Talisman Energy Inc.                                   3,966
                                                               --------
                                                               $ 17,925
                                                               --------
           Total Energy                                        $ 35,907
                                                               --------
           Materials - 2.4%
           Commodity Chemicals - 0.9%
   300     Airgas, Inc.*                                       $  5,553
                                                               --------
           Diversified Metals & Mining - 0.9%
   350     Freeport-McMoRan Copper & Gold, Inc. (Class B)*     $  5,968
                                                               --------
           Specialty Chemicals - 0.6%
   100     Valspar Corp.                                       $  4,093
                                                               --------
           Total Materials                                     $ 15,614
                                                               --------
           Capital Goods - 1.9%
           Aerospace & Defense - 0.4%
    50     Alliant Techsystems, Inc.*                          $  2,701
                                                               --------
           Building Products - 0.4%
   100     Fastenal Co.                                        $  2,819
                                                               --------
           Industrial Conglomerates - 1.1%
   400     Jabil Circuit Inc.*                                 $  7,000
                                                               --------
           Total Capital Goods                                 $ 12,520
                                                               --------


                                                                               7
   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Growth Fund

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SCHEDULE OF INVESTMENTS 3/31/03                                    (continued)
--------------------------------------------------------------------------------

Shares                                                        Value
           Commercial Services & Supplies - 4.7%
           Data Processing Services - 2.5%
  350      The BISYS Group, Inc.*                           $  5,712
  350      Ceridian Corp.*                                     4,893
  227      Certegy Inc.*                                       5,720
                                                            --------
                                                            $ 16,325
                                                            --------
           Diversified Commercial Services - 1.1%
  650      Cross Country Inc.*                              $  7,475
                                                            --------
           Employment Services - 1.1%
  150      Career Education Corp.*                          $  7,338
                                                            --------
           Total Commercial Services & Supplies             $ 31,138
                                                            --------
           Transportation - 1.1%
           Air Freight & Couriers - 1.1%
  200      Expeditors International of Washington, Inc.     $  7,190
                                                            --------
           Total Transportation                             $  7,190
                                                            --------
           Consumer Durables & Apparel - 2.7%
           Apparel, Accessories & Luxury Goods - 2.7%
  200      Abercrombie & Fitch Co.*                         $  6,006
  600      Chico's FAS, Inc.*                                 12,000
                                                            --------
                                                            $ 18,006
                                                            --------
           Total Consumer Durables & Apparel                $ 18,006
                                                            --------
           Hotels, Restaurants & Leisure - 2.1%
           Restaurants - 2.1%
  200      Cheesecake Factory Inc.*                         $  6,454
  200      PF Chang's China Bistro Inc.*                       7,400
                                                            --------
                                                            $ 13,854
                                                            --------
           Total Hotels, Restaurants & Leisure              $ 13,854
                                                            --------
           Retailing - 4.9%
           General Merchandise Stores - 1.4%
  350      99 Cents Only Stores*                            $  8,925
                                                            --------
           Retailing - 0.5%
  200      Christopher & Banks Corp.*                       $  3,540
                                                            --------


8     The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Growth Fund

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--------------------------------------------------------------------------------

Shares                                                      Value
           Specialty Stores - 3.0%
  300      Michaels Stores, Inc.*                        $  7,503
  250      O'Reilly Automotive, Inc.*                       6,768
  250      Williams-Sonoma, Inc.*                           5,450
                                                         --------
                                                         $ 19,721
                                                         --------
           Total Retailing                               $ 32,186
                                                         --------
           Food & Drug Retailing - 5.5%
           Food Distributors - 0.8%
  100      Amerisourcebergen Corp.                       $  5,250
                                                         --------
           Food Retail - 4.7%
  550      Horizon Organic Holding Corp.*                $  7,161
  200      Krispy Kreme Doughnuts Inc.*                     6,772
  300      Panera Bread Co.*                                9,147
  150      Whole Foods Market Inc.*                         8,346
                                                         --------
                                                         $ 31,426
                                                         --------
           Total Food & Drug Retailing                   $ 36,676
                                                         --------
           Health Care Equipment & Services - 21.3%
           Health Care Distributors & Services - 8.9%
  250      Biovail Corp. International*                  $  9,968
  200      Cerner Corp.*                                    6,476
  200      Lincare Holdings Inc.*                           6,138
  400      Pediatrix Medical Group, Inc.*                  10,056
  250      Pharmaceutical Resources Inc.*                  10,620
  100      Quest Diagnostics, Inc.*                         5,969
  250      Taro Pharmaceutical Industries Ltd.*             9,570
                                                         --------
                                                         $ 58,797
                                                         --------
           Health Care Equipment - 4.8%
  350      Cytyc Corp.*                                  $  4,568
  100      Dentsply International, Inc.                     3,479
  250      Edwards Lifesciences Group*                      6,850
  100      Patterson Dental Co.*                            4,593
  150      Priority Healthcare Corp.*                       3,998
  150      Varian Associates, Inc.*                         8,090
                                                         --------
                                                         $ 31,578
                                                         --------


The accompanying notes are an integral part of these financial statements.    9

Pioneer Emerging Growth Fund

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SCHEDULE OF INVESTMENTS 3/31/03                                    (continued)
--------------------------------------------------------------------------------

Shares                                                            Value
           Health Care Equipment & Services - 0.8%
  150      Respironics Inc.*                                   $  5,156
                                                               --------
           Health Care Facilities - 3.0%
  350      Community Health Systems, Inc.*                     $  7,172
  250      Lifepoint Hospitals Inc.*                              6,278
  250      Triad Hospitals, Inc.*                                 6,725
                                                               --------
                                                               $ 20,175
                                                               --------
           Managed Health Care - 3.8%
  500      AMN Healthcare Services*                            $  5,490
  150      Anthem, Inc.*                                          9,938
  550      Caremark Rx, Inc.*                                     9,983
                                                               --------
                                                               $ 25,411
                                                               --------
           Total Health Care Equipment & Services              $141,117
                                                               --------
           Pharmaceuticals & Biotechnology - 7.4%
           Biotechnology - 6.8%
  250      Celgene Corp.*                                      $  6,520
  150      Cephalon, Inc.*                                        5,991
  150      Charles River Laboratories International, Inc.*        3,828
  200      Invitrogen Corp.*                                      6,126
  200      MedImmune, Inc.*                                       6,566
  250      Scios, Inc.*                                          11,015
  300      Sicor, Inc.*                                           5,010
                                                               --------
                                                               $ 45,056
                                                               --------
           Pharmaceuticals - 0.6%
  200      Shire Pharmaceuticals Group Plc (A.D.R.)*           $  3,706
                                                               --------
           Total Pharmaceuticals & Biotechnology               $ 48,762
                                                               --------
           Banks - 5.0%
  100      Charter One Financial, Inc.                         $  2,766
  300      Doral Financial Corp.                                 10,605
  150      East West Bancorp, Inc.                                4,628
  200      Investors Financial Services Corp.                     4,866
  150      North Fork Bancorporation, Inc.                        4,418
  200      New York Community Bancorp, Inc.                       5,958
                                                               --------
           Total Banks                                         $ 33,241
                                                               --------


10    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Growth Fund

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--------------------------------------------------------------------------------

Shares                                                     Value
           Diversified Financials - 0.5%
           Diversified Financial Services - 0.5%
  100      Leucadia National Corp.                      $  3,574
                                                        --------
           Total Diversified Financials                 $  3,574
                                                        --------
           Insurance - 3.3%
           Insurance Brokers - 0.8%
  200      Willis Group Holdings Ltd.                   $  5,540
                                                        --------
           Life & Health Insurance - 1.1%
  150      Aetna, Inc.                                  $  7,395
                                                        --------
           Property & Casualty Insurance - 1.4%
  100      Mercury General Corp.                        $  3,795
  150      Philadelphia Consolidated Holding Corp.*        5,400
                                                        --------
                                                        $  9,195
                                                        --------
           Total Insurance                              $ 22,130
                                                        --------
           Software & Services - 11.7%
           Application Software - 8.9%
  134      Affiliated Computer Services Inc.*           $  5,931
  700      Citrix Systems, Inc.*                           9,212
  100      Electronic Arts, Inc.*                          5,864
  150      Intuit, Inc.*                                   5,580
  150      Kronos, Inc.*                                   5,258
  350      Mercury Computer Systems, Inc.*                 9,520
  650      Macrovision Corp.*                              7,794
  100      Synopsys, Inc.*                                 4,257
  300      Veritas Software Corp.*                         5,277
                                                        --------
                                                        $ 58,693
                                                        --------
           Systems Software - 2.8%
  600      Borland Software Corp.*                      $  5,520
  600      Take-Two Interactive Software, Inc.*           13,374
                                                        --------
                                                        $ 18,894
                                                        --------
           Total Software & Services                    $ 77,587
                                                        --------


The accompanying notes are an integral part of these financial statements.   11

Pioneer Emerging Growth Fund

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SCHEDULE OF INVESTMENTS 3/31/03                                    (continued)
--------------------------------------------------------------------------------

Shares                                                     Value
           Technology Hardware & Equipment - 16.9%
           Electronic Equipment & Instruments - 3.9%
    851    Flextronics International, Ltd.*             $  7,421
    250    Photon Dynamics Inc.*                           4,090
    300    Power Integrations, Inc.*                       6,219
  1,300    Skyworks Solutions, Inc.*                       8,099
                                                        --------
                                                        $ 25,829
                                                        --------
           Networking Equipment - 2.6%
  6,200    Chordiant Software Inc.*                     $  6,882
    300    NetScreen Technologies, Inc.*                   5,034
    500    Network Appliance Inc.*                         5,595
                                                        --------
                                                        $ 17,511
                                                        --------
           Semiconductor Equipment - 3.5%
    800    Advanced Energy Industries Inc.*             $  6,872
    200    ATMI, Inc.*                                     3,852
    400    Brooks Automation, Inc.*                        3,868
    200    Cymer, Inc.*                                    4,734
    200    DuPont Photomasks, Inc.*                        4,012
                                                        --------
                                                        $ 23,338
                                                        --------
           Semiconductors - 6.9%
    450    Intersil Holding Corp.*                      $  7,002
    400    Maxim Integrated Products                      14,448
    250    Qlogic Corp.*                                   9,285
  4,100    Vitesse Semiconductor Corp.*                    8,774
    450    Zoran Corp.*                                    5,810
                                                        --------
                                                        $ 45,319
                                                        --------
           Total Technology Hardware & Equipment        $111,997
                                                        --------
           Consumer Cyclicals - 1.4%
           Retail (Discounters) - 1.4%
    250    Ross Stores, Inc.                            $  9,028
                                                        --------
           Total Consumer Cyclicals                     $  9,028
                                                        --------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Growth Fund

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--------------------------------------------------------------------------------

Shares                                                                Value
                     Financials - 0.8%
                     Savings & Loan Companies - 0.8%
          400        Sovereign Bancorp Inc.                        $  5,531
                                                                   --------
                     Total Financials                              $  5,531
                                                                   --------
                     TOTAL COMMON STOCKS
                     (Cost $677,990)                               $656,058
                                                                   --------
Principal
Amount
                     TEMPORARY CASH INVESTMENT - 0.8%
                     Security Lending Collateral - 0.8%
    $   5,463        Securities Lending Investment Fund, 1.27%     $  5,463
                                                                   --------
                     TOTAL TEMPORARY CASH INVESTMENT
                     (Cost $5,463)                                 $  5,463
                                                                   --------
                     TOTAL COMMON STOCKS AND
                     TEMPORARY CASH INVESTMENT - 100.0%
                     (Cost $683,453) (a)(b)(c)                     $661,521
                                                                   ========

*   Non-income producing security.

(a) At March 31, 2003, the net unrealized loss on investments based on cost for federal income tax purposes of $683,453 was as follows:

    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                         $  50,640

    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                           (72,572)
                                                                      ---------
    Net unrealized loss                                               $ (21,932)
                                                                      =========

(b) At March 31, 2003, the Fund had a capital loss carryforward of $27,293 which will expire in 2011 if not utilized.

(c) The Fund has elected to defer $2,395 of capital losses recognized between November 1, 2002 and March 31, 2003 to its fiscal year ending March 31, 2004.

    Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2003, aggregated $790,653 and $82,975, respectively.


The accompanying notes are an integral part of these financial statements.   13

Pioneer Emerging Growth Fund

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BALANCE SHEET 3/31/03
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (including securities
     loaned of $5,320) (cost $683,453)                         $661,521
  Cash                                                           86,384
  Receivables -
     Investment securities sold                                  19,249
     Dividends, interest and foreign taxes withheld                 104
  Due from Pioneer Investment Management, Inc.                    6,611
  Other                                                           2,481
                                                               ---------
       Total assets                                            $776,350
                                                               ---------
LIABILITIES:
  Payables -
     Investment securities purchased                           $ 25,776
     Upon return of securities loaned                             5,463
  Due to affiliates                                               3,589
  Accrued expenses                                               48,222
                                                               ---------
       Total liabilities                                       $ 83,050
                                                               ---------
NET ASSETS:
  Paid-in capital                                              $744,919
  Accumulated net realized loss on investments                  (29,688)
  Net unrealized loss on investments                            (21,932)
                                                               ---------
       Total net assets                                        $693,299
                                                               =========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $693,299/75,000 shares)                    $   9.24
                                                               =========
MAXIMUM OFFERING PRICE:
  Class A ($9.24 [divided by] 94.25%)                          $   9.80
                                                               =========


14    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Growth Fund

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STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period from 8/22/02 (Commencement of Operations) to 3/31/03

INVESTMENT INCOME:
  Dividends (Net of foreign taxes withheld of $3)           $  803
  Interest                                                     432
  Income from securities loaned, net                             7
                                                            ------
       Total investment income                                        $   1,242
                                                                      ---------
EXPENSES:
  Management fees                                           $3,582
  Transfer agent fees                                          442
  Distribution fees                                          1,054
  Adminstrative fees                                        22,454
  Custodian fees                                             8,321
  Registration fees                                          7,536
  Professional fees                                         30,888
  Printing                                                  11,275
  Fees and expenses of nonaffiliated trustees                3,536
  Miscellaneous                                              4,734
                                                            ------
       Total expenses                                                 $  93,822
       Less management fees waived and expenses reim-
         bursed by Pioneer Investment Management, Inc.                  (87,499)
                                                                      ---------
       Net expenses                                                   $   6,323
                                                                      ---------
         Net investment loss                                          $  (5,081)
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                    $ (29,688)
  Change in net unrealized loss from investments                        (21,932)
                                                                      ---------
     Net loss on investments                                          $ (51,620)
                                                                      ---------
     Net decrease in net assets resulting from operations             $ (56,701)
                                                                      =========


The accompanying notes are an integral part of these financial statements.   15

Pioneer Emerging Growth Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the period from 8/22/02 (Commencement of Operations) to 3/31/03

                                                                  8/22/02
                                                                    to
                                                                  3/31/03
FROM OPERATIONS:
Net investment loss                                              $ (5,081)
Net realized loss on investments                                  (29,688)
Change in net unrealized loss on investments                      (21,932)
                                                                 --------
  Net decrease in net assets resulting from operations           $(56,701)
                                                                 --------
NET ASSETS:
Beginning of period (initial capitalization - 75,000 shares)      750,000
                                                                 --------
End of period                                                    $693,299
                                                                 ========


16    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   8/22/02
                                                                     to
                                                                   3/31/03
CLASS A (a)
Net asset value, beginning of period                             $   10.00
                                                                 ---------
Decrease from investment operations:
  Net investment loss                                            $   (0.07)
  Net realized and unrealized loss on investments                    (0.69)
                                                                 ---------
Net decrease in net assets from investment operations            $   (0.76)
                                                                 ---------
Net asset value, end of period                                   $    9.24
                                                                 =========
Total return*                                                        (7.60)%
Ratio of net expenses to average net assets                           1.50%**
Ratio of net investment loss to average net assets                   (1.21)%**
Portfolio turnover rate                                                 24%**
Net assets, end of period (in thousands)                         $     693
Ratios with no waiver of management fees and assumption of
  expenses by PIM:
    Net expenses                                                     22.26%**
    Net investment loss                                             (21.97)%**

(a) Class A shares were first publicly offered on August 22, 2002.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.


The accompanying notes are an integral part of these financial statements.   17

Pioneer Emerging Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Emerging Growth Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on May 7, 2002, and commenced operations on August 22, 2002. Prior to August 22, 2002, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). To date, no shares have been offered to the public. The Fund shares outstanding at March 31, 2003 are owned by PFD. The Fund's investment objective is to seek long-term capital growth.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend

Pioneer Emerging Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Emerging Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03                              (continued)
--------------------------------------------------------------------------------

   At March 31, 2003 the Fund has reclassified $5,081 to decrease accumulated net investment loss, and $5,081 to decrease paid in capital. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   There were no distributions paid during the period ended March 31, 2003.

   The following shows components of distributable earnings on a federal income tax basis at March 31, 2003. These amounts do not include the capital loss carryforward.

--------------------------------------------------------------------------------
                                                                 2003
--------------------------------------------------------------------------------
  Undistributed ordinary income                                $      -
  Undistributed long-term gain                                        -
  Unrealized depreciation                                       (21,932)
                                                               --------
  Total                                                        $(21,932)
--------------------------------------------------------------------------------

D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned no underwriting commissions on the sale of Fund shares during the period ended March 31, 2003.

E. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the con tract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized

Pioneer Emerging Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   by the Fund. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging and trading strategies and potentially result in a loss. As of March 31, 2003, the Fund had not entered in any futures contracts.

F. Security Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned and gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end is disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Emerging Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03                              (continued)
--------------------------------------------------------------------------------

2. Management Agreement
PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets.

PIM has agreed not to impose its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.50% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 2003, $2,997 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $442 in transfer agent fees payable to PIMSS at March 31, 2003.

4. Distribution Plans
The Fund adopted a Plan of Distribution in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Included in due to affiliates is $150 in distribution fees payable to PFD at March 31, 2003.

5. Expense Offsets
The Fund has entered into certain expense offset arrangements meant to result in a reduction in the Fund's total expenses. For the period ended March 31, 2003, the Fund's expenses were not reduced under such arrangements.

Pioneer Emerging Growth Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Emerging Growth Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Emerging Growth Fund (the "Fund") as of March 31, 2003, and the related statement of operations, statement of changes in net assets and financial highlights for the period from August 22, 2002 (commencement of operations) to March 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Growth Fund at March 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 22, 2002 (commencement of operations) to March 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ Ernst & Young LLP

Boston, Massachusetts
May 5, 2003

Pioneer Emerging Growth Fund

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest.

      U.S. Equity                           Fixed Income
      Pioneer Fund                          Pioneer America Income Trust
      Pioneer Balanced Fund                 Pioneer Bond Fund
      Pioneer Equity Income Fund            Pioneer High Yield Fund
      Pioneer Core Equity Fund*             Pioneer Strategic Income Fund
      Pioneer Growth Shares                 Pioneer Tax Free Income Fund
      Pioneer Mid Cap Growth Fund
      Pioneer Mid Cap Value Fund
      Pioneer Real Estate Shares            Money Market
      Pioneer Small Cap Value Fund          Pioneer Cash Reserves Fund**
      Pioneer Small Company Fund
      Pioneer Value Fund

      International/Global Equity
      Pioneer Emerging Markets Fund
      Pioneer Europe Select Fund
      Pioneer Europe Fund
      Pioneer International Equity Fund
      Pioneer International Value Fund

   *  Name change effective May 1, 2002

  ** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Pioneer Emerging Growth Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address       Position Held With the Fund   Term of Office/Length of Service
John F. Cogan, Jr. (76)*    Chairman of the Board,        Trustee since 2002.
                            Trustee and President         Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

---------------------------------------------------------------------------------------------
Daniel T. Geraci (45)**     Trustee and                   Trustee since 2002.
                            Executive Vice President      Serves until retirement or removal.

**Mr. Geraci resigned as Executive Vice President and Trustee of the Fund on
4/30/03.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address           Position Held With the Fund   Term of Office/Length of Service
Mary K. Bush (55)               Trustee                       Trustee since 2002.
3509 Woodbine Street,                                         Serves until retirement or removal.
Chevy Chase, MD 20815

-------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (76)    Trustee                       Trustee since 2002.
Boston University Healthcare                                  Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215

-------------------------------------------------------------------------------------------------
Margaret B.W. Graham (56)       Trustee                       Trustee since 2002.
1001 Sherbrooke Street West,                                  Serves until retirement or removal.
Montreal, Quebec, Canada

-------------------------------------------------------------------------------------------------
Marguerite A. Piret (55)        Trustee                       Trustee since 2002.
One Boston Place, 28th Floor,                                 Serves until retirement or removal.
Boston, MA 02108

--------------------------------------------------------------------------------
INTERESTED TRUSTEES                                                (continued)
--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                    Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global Asset         Director of Harbor Global Company,
Management S.p.A. ("PGAM"); Non-Executive Chairman             Ltd.
and a Director of Pioneer Investment Management USA
Inc. ("PIM-USA"); Chairman and a Director of Pioneer and
the various Momentum Funds; Director, Pioneer
Alternative Investments; Director and Chairman of the
Supervisory Board of Pioneer Czech Investment Company,
a.s.; President of all of the Pioneer Funds; and Of Counsel
(since 2000, partner prior to 2000), Hale and Dorr LLP
(counsel to PIM-USA and the Pioneer Funds)
------------------------------------------------------------------------------------------------------
Director and CEO-US of PGAM since November 2001;               None
Director, Chief Executive Officer and President of
PIM-USA since October 2001; Director of Pioneer
Investment Management Shareholder Services, Inc.
("PIMSS") since October 2001; President and a
Director of Pioneer and Pioneer Funds Distributor, Inc.
("PFD") (Chairman) since October 2001; Executive Vice
President of all of the Pioneer Funds since October
2001; President of Fidelity Private Wealth Management
Group from 2000 through October 2001; and Executive
Vice President-Distribution and Marketing of Fidelity
Investments Institutional Services and Fidelity
Investments Canada Ltd. prior to 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                  Other Directorships Held by this Trustee
President, Bush International (international financial       Director and/or Trustee of Brady
advisory firm)                                               Corporation (industrial identification
                                                             and specialty coated material products
                                                             manufacturer), Mortgage Guaranty
                                                             Insurance Corporation, R.J. Reynolds
                                                             Tobacco Holdings, Inc. (tobacco) and
                                                             Student Loan Marketing Association
                                                             (secondary marketing of student loans)
------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care               None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of Surgery,
Boston University School of Medicine; and University
Professor, Boston University
------------------------------------------------------------------------------------------------------
Founding Director, The Winthrop Group, Inc. (consulting      None
firm); Professor of Management, Faculty of Management,
McGill University
------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, Newbury, Piret &      None
Company, Inc. (investment banking firm)
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address     Position Held With the Fund   Term of Office/Length of Service
Stephen K. West (74)      Trustee                       Trustee since 2002.
125 Broad Street,                                       Serves until retirement or removal.
New York, NY 10004
-------------------------------------------------------------------------------------------
John Winthrop (66)        Trustee                       Trustee since 2002.
One North Adgers Wharf,                                 Serves until retirement or removal.
Charleston, SC 29401

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name, Age and Address      Position Held With the Fund   Term of Office/Length of Service
Joseph P. Barri (56)       Secretary                     Since 2002.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Dorothy E. Bourassa (55)   Assistant Secretary           Since 2002.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Vincent Nave (57)          Treasurer                     Since 2002.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Luis I. Presutti (38)      Assistant Treasurer           Since 2002.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Gary Sullivan (45)         Assistant Treasurer           Since May, 2002.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Alan Janson (32)           Assistant Treasurer           Since July, 2002.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES                                               (continued)
--------------------------------------------------------------------------------

                                                   Other Directorships Held by this
Principal Occupation During Past Five Years        Trustee
Senior Counsel, Sullivan & Cromwell (law firm)     Director, The Swiss Helvetia
                                                   Fund, Inc. (closed-end investment
                                                   company) and AMVESCAP PLC
                                                   (investment managers)
------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.               None
(private investment firm)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                Other Directorships Held by this
Principal Occupation During Past Five Years                     Trustee
Partner, Hale and Dorr LLP; Secretary of all of the Pioneer     None
Funds
------------------------------------------------------------------------------------------------
Secretary of PIM-USA: Senior Vice President-Legal of            None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Assistant Secretary of
all of the Pioneer Funds since November 2000; and
Senior Counsel, Assistant Vice President and Director
of Compliance of PIM-USA from April 1998 through
October 2000;
------------------------------------------------------------------------------------------------
Vice President-Fund Accounting, Administration and Custody      None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to November 2000)
------------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting, Administration        None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
------------------------------------------------------------------------------------------------
Fund Accounting Manager-Fund Accounting, Administration         None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------
Manager, Valuation Risk and Information Technology-Fund         None
Accounting, Administration and Custody Services of Pioneer
since March 2002; and Assistant Treasurer of all of the
Pioneer Funds since July 2002; Manager, Valuation Risk and
Performance Reporting of Pioneer from June 2000 to
February 2002; Member of Pioneer Pricing Group from
1996 to 2000 (promoted to Manager in 1998)
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our Internet e-mail address                 ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus. For information on other Pioneer mutual funds, including charges and expenses, call 800-225-6292 and request a prospectus. Please read it carefully before investing or sending money.

[LOGO]
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com
                                                                   13296-00-0503
                                         (C)2003 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC